Via Edgar

November 4, 1997


Division of Investment Management
Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Re:	Security First Life Separate Account A
	'33 Act File No. 333-9221
	'40 Act File No. 811-3365

Dear Sir/Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, the attached for filing is the supplement, dated October 30, 1997, that has been made to the Prospectus, dated May 1, 1997.

Sincerely,

SECURITY FIRST LIFE SEPARATE ACCOUNT A

/s/ Richard C. Pearson
-------------------------------
Richard C. Pearson
Senior Vice President
and General Counsel







<PAGE 2>

Security First Life Separate Account A

Supplement dated October 30, 1997 to Prospectus dated May 1, 1997


Effective October 30, 1997 Security First Group, Inc. ("SFG"), the parent of Security First Life Insurance Company, became a wholly owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), a New York mutual life insurance company. As a result, SFG is no longer affiliated with Trilon Financial Corporation or London Insurance Group Inc. MetLife, with assets of $167 billion at June 30, 1997, is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force, which is approximately $1.5 trillion. MetLife and its subsidiaries own or have under management approximately $309.8 billion in total assets. As a mutual life insurance company, MetLife has no shareholders.